UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2008

OMEGA HEALTHCARE INVESTORS, INC.

(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9690 Deereco Road

Suite 1000

Timonium, Maryland 21093

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 1.01.	Entry Into a Material Definitive Agreement

Omega Healthcare Investors, Inc. (“Omega”) entered into purchase agreements dated May 1, 2008 with certain institutional investors pursuant to which Omega agreed to sell up to a total of 5,906,674 shares of its common stock, par value $.10 per share, in a registered direct offering at a purchase price of $16.93 per share. Omega’s total net proceeds from the offering, after deducting the placement agent’s fee and other estimated offering expenses, will be approximately $98,749,991. The offering is expected to close on or about May 6, 2008, subject to satisfaction of customary closing conditions. Omega expects to use all of the proceeds from the sale to repay indebtedness outstanding under its senior credit facility.

In connection with the offering, Omega entered into a placement agent agreement with Cohen & Steers Capital Advisors, LLC (“Cohen & Steers”) pursuant to which Cohen & Steers agreed to act as Omega’s placement agent. As placement agent, Cohen & Steers will receive a placement agent fee equal to 0.75% of the gross proceeds from the offering, plus certain expenses. See Item 8.01 below for a description of additional fees and expenses related to the offering.

The offered shares were registered under an existing automatic shelf registration statement (the “Registration Statement”) on Form S-3ASR (Registration No. 333-150183) filed by Omega on April 10, 2008 with the Securities and Exchange Commission (“SEC”), including a related Prospectus as supplemented by a Prospectus Supplement dated May 1, 2008 and filed with the SEC pursuant to Rule 424(b)(2) under the Securities Act of 1933.

A copy of the form of purchase agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein. A copy of the placement agent agreement is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 8.01.	Other Events

A copy of Omega’s press release issued on May 1, 2008, announcing the offering and sale of its shares is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The opinion of counsel regarding the validity of the shares is attached hereto as Exhibit 5.1.

The following table is incorporated by reference into Item 14 of Part II of the Registration Statement, and sets forth the estimated expenses in connection with the issuance and distribution of the shares. All of the expenses will be borne by Omega except as otherwise indicated.

SEC Registration Fee	$ 3,930	*
Accounting Fees and Expenses	$ 75,000
Legal Fees and Expenses	$ 250,000
Miscellaneous	$ 171,070
Total	$ 500,000

______________________

*	Previously paid in connection with unsold securities registered by the Company on Registration Statement No. 333-117655.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits.

Exhibit

Number	Description

5.1	Opinion of Powell Goldstein LLP regarding the legality of the Common Stock being registered

10.1	Form of Purchase Agreement dated as of May 1, 2008

10.2	Placement Agent Agreement dated as of May 1, 2008, by and between Omega Healthcare Investors, Inc. and Cohen & Steers Capital Advisors, LLC

23.1	Consent of Powell Goldstein LLP (contained in Exhibit 5.1)

99.1	Press Release dated May 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.

(Registrant)

Dated: May 2, 2008	By: /s/ Robert O. Stephenson

Robert O. Stephenson

Chief Financial Officer